                                POWER OF ATTORNEY


     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Morgan Stanley Limited Duration Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.



               SIGNATURE                    TITLE           DATE
               ---------                    -----           ----
     /s/ Charles A. Fiumefreddo            Trustee     April 25, 2002
-------------------------------------
       Charles A. Fiumefreddo

       /s/ James F. Higgins                Trustee     April 25, 2002
-------------------------------------
           James F. Higgins

       /s/ Philip J. Purcell               Trustee     April 25, 2002
-------------------------------------
           Philip J. Purcell

                                POWER OF ATTORNEY


     Know All Men by These Presents, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald
M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Morgan Stanley Limited Duration Fund, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.




               SIGNATURE                    TITLE           DATE
               ---------                    -----           ----
           /s/ Michael Bozic               Trustee     April 25, 2002
--------------------------------------
               Michael Bozic

           /s/ Edwin J. Garn               Trustee     April 25, 2002
--------------------------------------
               Edwin J. Garn

           /s/ Wayne E. Hedien             Trustee     April 25, 2002
--------------------------------------
               Wayne E. Hedien

           /s/ Manuel H. Johnson           Trustee     April 25, 2002
--------------------------------------
               Manuel H. Johnson

          /s/ Michael E. Nugent            Trustee     April 25, 2002
--------------------------------------
              Michael E. Nugent

          /s/ John L. Schroeder            Trustee     April 25, 2002
--------------------------------------
              John L. Schroeder